UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 19, 2020

ENERPAC TOOL GROUP CORP
(Exact name of Registrant, as specified in its charter)

Wisconsin	001-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, Wisconsin 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02         Results of Operations and Financial Condition.

The information set forth in this Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 is intended to be “furnished” under Item 2.02 of Form 8-K. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On March 19, 2020, Enerpac Tool Group Corp. (the “Company”) announced its results of operations for the second quarter ended February 29, 2020.  A copy of the press release announcing the Company's results for the second quarter ended February 29, 2020 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01         Regulation FD Disclosure.

Pursuant to a share repurchase authorization approved by the Company’s Board of Directors in the fiscal year ended August 31, 2012, during the fiscal quarter ended February 29, 2020, the Company established a share repurchase program (the “Repurchase Program”), which is intended to qualify for the safe harbors under Rule 10b5-1(c) and Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and under which purchases did not commence until after the end of the Company’s fiscal quarter ended February 29, 2020.  During the period from March 2, 2020 through March 16, 2020, the Company repurchased 503,873 shares of common stock for a total cost of $9,669,988.28 pursuant to the Repurchase Program. Purchases under the Repurchase Program were administered by an independent third party broker pursuant to certain price, market and volume constraints specified in the Repurchase Program.  As of March 16, 2020, the maximum number of shares authorized under the Repurchase Program had been purchased, while the number of shares remaining under the Board of Directors’ fiscal 2012 repurchase authorization is 5,200,770 shares.

The inclusion of information in this Item 7.01 shall not be deemed to be an admission that such information is material or establish a level of materiality with respect to information regarding the Company.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

99.1      Press Release of the Company dated March 19, 2020.
104       Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 19, 2020

ENERPAC TOOL GROUP CORP.

By:	/s/ Fabrizio Rasetti
Fabrizio Rasetti
Executive Vice President, General Counsel and Secretary